[EXHIBIT 25.1]


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(B)(2) |__|



                              THE BANK OF NEW YORK
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

NEW YORK                                                    13-5160382
(STATE OF INCORPORATION                                    (I.R.S. EMPLOYER
IF NOT A U.S. NATIONAL BANK)                               IDENTIFICATION NO.)

48 WALL STREET, NEW YORK, N.Y.                             10286
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



                              THE MONEY STORE INC.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

NEW JERSEY                                                  22-2293022
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)

                        AND THE ORIGINATORS LISTED BELOW

  THE MONEY STORE/D.C. INC.           D.C.                        22-2133027
  THE MONEY STORE/KENTUCKY INC.       KENTUCKY                    22-2459832
  THE MONEY STORE/MINNESOTA INC.      MINNESOTA                   22-3003495
  THE MONEY STORE HOME EQUITY CORP.   KENTUCKY                    22-2522232
  TMS MORTGAGE INC.                   NEW JERSEY                  22-3217781
  THE MONEY STORE INVESTMENT          NEW JERSEY                  22-2293019
   CORPORATION
  THE MONEY STORE OF NEW YORK, INC.   NEW YORK                    22-3143559
  THE MONEY STORE COMMERCIAL          NEW JERSEY                  22-2378261
   MORTGAGE INC.

2840 MORRIS AVENUE
UNION, NEW JERSEY                                                   07083
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

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                ASSET BACKED NOTES AND ASSET BACKED CERTIFICATES
                       (TITLE OF THE INDENTURE SECURITIES)

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1.        GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
          TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

- --------------------------------------------------------------------------------
                  NAME                                        ADDRESS
- --------------------------------------------------------------------------------

SUPERINTENDENT OF BANKS OF THE STATE OF             2 RECTOR STREET, NEW
YORK, NEW YORK                                      N.Y.  10006, AND ALBANY,
                                                    N.Y. 12203

FEDERAL RESERVE BANK OF NEW YORK                    33 LIBERTY PLAZA, NEW YORK
                                                    N.Y.  10045


FEDERAL DEPOSIT INSURANCE CORPORATION              WASHINGTON, D.C.  20429

NEW YORK CLEARING HOUSE ASSOCIATION                NEW YORK, NEW YORK 10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         YES.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         NONE.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

          1. A COPY OF THE ORGANIZATION CERTIFICATE OF THE BANK OF NEW YORK (FORMERLY IRVING TRUST COMPANY) AS NOW IN EFFECT, WHICH CONTAINS THE AUTHORITY TO COMMENCE BUSINESS AND A GRANT OF POWERS TO EXERCISE CORPORATE TRUST POWERS. (EXHIBIT 1 TO AMENDMENT NO. 1 TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-6215, EXHIBITS 1A AND 1B TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-21672 AND EXHIBIT 1 TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-29637.)

          4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE. (EXHIBIT 4 TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-31019.)

          6. THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE ACT. (EXHIBIT 6 TO FORM T-1 FILED WITH REGISTRATION STATEMENT NO. 33-44051.)

          7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR TO THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.
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                                    SIGNATURE



         PURSUANT TO THE REQUIREMENTS OF THE ACT, THE TRUSTEE, THE BANK OF NEW YORK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 29TH DAY OF AUGUST, 1997.


                                                    THE BANK OF NEW YORK



                                           BY: /S/VIVIAN GEORGES
                                               NAME:  VIVIAN GEORGES
                                               TITLE: ASSISTANT VICE PRESIDENT

                                                                     Exhibit 7



                                         Consolidated Report of Condition of

                                                THE BANK OF NEW YORK

                              of 48 Wall Street, New York, N.Y. 10286 And
                    Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                           Dollar Amounts
ASSETS                                                     in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................                              $ 8,249,820
  Interest-bearing balances ..........                                1,031,026
Securities:
  Held-to-maturity securities ........                                1,118,463
  Available-for-sale securities ......                                3,005,838
Federal funds sold and Securities pur-
chased under agreements to resell......                               3,100,281
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................32,895,077
  LESS: Allowance for loan and
    lease losses ..............633,877
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve                                   32,260,771
Assets held in trading accounts ......                                1,715,214
Premises and fixed assets (including
  capitalized leases) ................                                  684,704
Other real estate owned ..............                                   21,738
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................                                  195,761
Customers' liability to this bank on
  acceptances outstanding ............                                1,152,899
Intangible assets ....................                                  683,503
Other assets .........................                                1,526,113
                                                                    -----------
Total assets .........................                              $54,746,131
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LIABILITIES
Deposits:
  In domestic offices ................                              $25,614,961
  Noninterest-bearing ......10,564,652
  Interest-bearing .........15,050,309
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...                               15,103,615
  Noninterest-bearing .........560,944
  Interest-bearing .........14,542,671
Federal funds purchased and Securities
  sold under agreements to repurchase.                                2,093,286
Demand notes issued to the U.S.
  Treasury ...........................                                  239,354
Trading liabilities ..................                                1,399,064
Other borrowed money:
  With remaining maturity of one year
    or less ..........................                                2,075,092
  With remaining maturity of more than
    one year .........................                                   20,679
Bank's liability on acceptances exe-
  cuted and outstanding ..............                                1,160,012
Subordinated notes and debentures ....                                1,014,400
Other liabilities ....................                                1,840,245
                                                                    -----------
Total liabilities ....................                               50,560,708
                                                                    -----------

EQUITY CAPITAL
Common stock ........................                                   942,284
Surplus .............................                                   731,319
Undivided profits and capital
  reserves ..........................                                 2,544,303
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                               (   19,449)
Cumulative foreign currency transla-
  tion adjustments ..................                              (    13,034)
                                                                   ------------
Total equity capital ................                                 4,185,423
                                                                    -----------
Total liabilities and equity
  capital ...........................                               $54,746,131
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          I, Robert E. Keilman, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Robert E. Keilman

          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


      Alan R. Griffith
      J. Carter Bacot
      Thomas A. Renyi          Directors